Exhibit 99.1

NEWS RELEASE

2300 Orchard Parkway
San Jose, CA 95131-1017
Tel: (408) 433-0910
Fax: (408) 428-7998

Contact:

Justin Spencer

Chief Financial Officer

+1-408-428-7801

jspencer@symmetricom.com

Symmetricom Announces Restructuring Plan

SAN JOSE, Calif. — June 18, 2013 — Symmetricom®, Inc. (NASDAQ:SYMM), a worldwide leader in precision time and frequency technologies, today announced a strategic restructuring plan to improve operational and financial efficiency while maximizing resources to support its growth initiatives. The company also updated its financial outlook for its fiscal fourth quarter ending June 30, 2013.

The restructuring plan includes the realignment and consolidation of several organizations, elimination of certain activities, and a workforce reduction of approximately 12% of total headcount. These actions are commencing immediately and are expected to be complete by December, 2013. Symmetricom expects to incur total charges in the range of $7.5 to $8.0 million in connection with the plan, of which approximately $6.8 million will be in cash. Upon completion, the company expects these actions to generate annual cost savings of approximately $13 million.

“The steps we announced today are the result of a recent comprehensive business review and reflect the driving of efficiencies across our operations, while continuing to meet the needs of our customers.” said Elizabeth Fetter, chief executive officer of Symmetricom. “The overall business environment remains challenging as we face a number of headwinds which we expect will continue into fiscal 2014. These actions better position our business and demonstrate our commitment to delivering solid profitability in the current operating environment while continuing to invest in our key growth initiatives. Since being appointed CEO, I have been meeting directly with our employees and customers and have been impressed with the technology depth and strong partnerships we have, which provides a strong platform for long-term growth.”

Symmetricom is updating its outlook for the fiscal fourth quarter of 2013 as follows:

•	Net revenue is expected to be approximately $51 million.

•	As a result of the costs associated with the restructuring action and the previously announced executive changes, GAAP loss per share is now expected to be ($0.07) to ($0.04).

•	Non-GAAP earnings per share is expected to be $0.05 to $0.07.

The company expects to report its fiscal fourth quarter and full year 2013 financial results the week of August 4, 2013.

About Symmetricom, Inc.

Symmetricom (NASDAQ:SYMM), a world leader in precise time solutions, sets the world’s standard for time. The Company generates, distributes and applies precise time for the communications, aerospace/defense, IT infrastructure and metrology industries. Symmetricom’s customers, from communications service providers and network equipment manufacturers to governments and their suppliers worldwide, are able to build more reliable networks and systems by using the Company’s advanced timing technologies, atomic clocks, services and solutions. All products support today’s precise timing standards, including GPS-based timing, IEEE 1588 (PTP), Network Time Protocol (NTP), Synchronous Ethernet and DOCSIS® timing. Symmetricom is based in San Jose, California, with offices worldwide. For more information, visit: http://www.symmetricom.com or join the dialogue at http://www.twitter.com/symmetricom.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the reconciliation of GAAP to non-GAAP results, Symmetricom excludes certain items related to non-cash equity-based compensation, acquisition-related costs, amortization of intangible assets, executive transition costs and restructuring charges that the Company does not consider indicative of its ongoing performance. The income tax effect after these non-GAAP adjustments is determined based upon Symmetricom’s estimate of its annual non-GAAP effective tax rate excluding these non-GAAP adjustments. Symmetricom believes that excluding such items provides investors, analysts and management with a representation of the Company’s core operating performance and with information useful in assessing, in conjunction with GAAP results, underlying trends in operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the financial schedules portion of this press release.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning estimates of restructuring charges and annual cost savings, fourth quarter fiscal 2013 guidance and future performance as well as the information regarding the usefulness of the non-GAAP financial information. The statements in this press release are made as of the date of this press release, even if subsequently made available by Symmetricom on its website or otherwise. Symmetricom expressly disclaims any obligation to update or revise any forward-looking statement contained herein, whether as a result of a change in its expectations, a change in any events, conditions or circumstances on which a forward-looking statement is based, or otherwise. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include, but are not limited to, the risk that the costs associated with the restructuring plan exceeds current estimates or that the Company is unable to recognize anticipated cost savings associated with the plan, the extent and magnitude of customer orders received and shipped within the same quarter, risks relating to general economic conditions in the markets we address and the telecommunications and government markets in general, risks related to the development of our new products and services, reliance on our contract manufacturer, the effects of increasing competition and competitive pricing pressure, uncertainties associated with changing intellectual property laws or misappropriation of intellectual property, developments in and expenses related to litigation, the inability to obtain sufficient amounts of key components, the rescheduling or cancellation of key customer orders, the loss of a key customer, the effects of new and emerging technologies, the risk that excess inventory may result in write-offs, price erosion and decreased demand, fluctuations in the rate of exchange of foreign currency, changes in our effective tax rate, market acceptance of our new products and services, technological advancements, undetected errors, design flaws, defects in our products or start-up manufacturing difficulties, the risks associated with our international sales, potential short-term investment losses and other risks due to credit market dislocation, geopolitical risks and risk of terrorist activities, the risks associated with attempting to integrate other companies and businesses we acquire, and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended July 1, 2012 and subsequent Forms 10-Q and 8-K.

SYMMETRICOM, INC.

RECONCILIATION OF FORWARD-LOOKING GUIDANCE FOR NON-GAAP FINANCIAL MEASURES

TO PROJECTED GAAP EPS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ending June 30, 2013
	Earnings / (Loss) Per Share from Continuing Operations
	From	To
GAAP Guidance	($0.07)	($0.04)

Estimated Non-GAAP Adjustments
Equity-based compensation expense	$0.05	$0.05
Amortization of intangible assets	$0.01	$0.01
Executive transitions	$0.03	$0.03
Integration and restructuring charges	$0.09	$0.08
Income tax effect of non-GAAP adjustments	($0.06)	($0.06)

Total Non-GAAP Adjustments	$0.12	$0.11

Non-GAAP Guidance	$0.05	$0.07